Supplement to the Prospectus and Statement of Additional Information

CREDIT SUISSE TRUST – GLOBAL SMALL CAP PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus and Statement of Additional Information, dated May 1, 2008.

On or about October 15, 2008, the investment strategy used for the U.S. equity portion of the portfolio's assets will change to an actively managed approach from a quantitative approach. After that date, U.S. equity securities for the portfolio will be selected through a fundamental analysis approach which seeks to identify through a bottom-up investment approach fundamentally strong companies trading at a discount to their projected growth rates or intrinsic asset values. The portfolio manager may sell securities to realize profits, limit losses or take advantage of better investment opportunities. The portfolio will still maintain a policy of investing at least (i) 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small companies from a broad range of countries, including the U.S., and (ii) 30% of its assets in companies located or conducting a majority of their business outside the U.S.

On or about October 15, 2008, the portion of the portfolio's net assets that may be invested in issuers in emerging markets has been increased from 20% to 35%.

The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

On or about October 15, 2008, the portfolio's assets will be managed according to its goals and strategies by Credit Suisse Asset Management Limited (London) under the supervision of Credit Suisse Asset Management, LLC, and Robert Graham-Brown will be responsible for the day-to-day management of the portfolio. As of March 31, 2008, Credit Suisse Asset Management Limited (Japan) no longer serves as a sub-investment adviser to the portfolio.

Dated: August 13, 2008	TRGSC-PRO-16-0808 2008-013